SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 17, 2002



                            MAVERICK TUBE CORPORATION
                  _____________________________________________

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  _____________________                  ____________           _______________
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
____________________________________________________________       ____________
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          _____________________________

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its fourth quarter 2001 earnings conference call on Thursday January 17, 2002 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 17, 2002


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       __________________________________
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
_______        ___________

99.1           Certain Historical Financial Information

               EX-99
               Ex 99.1 - Certain Historical Financial Information

                                                      3/31/2001    6/30/2001       9/30/2001     12/31/2001        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                          1,139        1,237           1,241          1,008
       Import Market Share (Estimate)                     27.3%        29.6%           32.3%          29.0%
       Inventory Change (Estimate)                        9,411       89,478         (22,029)       (92,000)     (15,140)


    Energy Net Selling Price                      $      695.20     $ 655.39      $   640.17      $  628.25
    Total Cost/Ton                                $      553.11     $ 488.19      $   516.54      $  547.43

Canadian:
       Rig Count                                            507          264             317            276
       Total OCTG Shipments (Estimate)                  213,716      129,570         131,961        178,673      653,853
       OCTG Import Market Share (Estimate)                30.0%        28.0%           37.0%          35.0%
       OCTG Inventory Change (Estimate)                 (14,566)     (35,666)        11,089        (23,385)      (62,528)

    Energy Net Selling Price                      $      702.38     $ 655.49      $   659.97      $  614.69
    Total Cost/Ton                                $      504.72     $ 463.39      $   462.59      $  446.94


    U.S. Domestic Shipments                              99,758      115,319         116,328         84,336      415,741

    Revenues                                      $      69,352     $ 75,579      $   74,470      $  52,984   $  272,385
    Costs                                                55,177       56,297          60,088         46,168      217,730
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      14,175     $ 19,281      $   14,382      $   6,816   $   54,654
    Gross Profit Margin                                   20.4%        25.5%           19.3%          12.9%        20.1%


    Canadian Shipments                                   87,901       56,977          63,728         55,883      264,489

    Revenues                                      $      61,740     $ 37,348      $   42,058      $  34,351   $  175,497
    Costs                                                44,365       26,403          29,480         24,977      125,224
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      17,374     $ 10,945      $   12,579      $   9,374   $   50,272
    Gross Profit Margin                                   28.1%        29.3%           29.9%          27.3%        28.6%


    Total Energy Shipments                              187,659      172,296         180,056        140,219      680,230
    Total Energy Revenues                         $     131,092     $112,926      $  116,528      $  87,335   $  447,881
    Total Energy Costs                                   99,543       82,700          89,567         71,145      342,955
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      31,549     $ 30,226      $   26,961      $  16,190   $  104,927
    Total Energy Gross Profit Margin                      24.1%        26.8%           23.1%          18.5%        23.4%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      422.93     $ 423.17      $   401.45      $  395.64
    Total Cost Per Ton                            $      409.96     $ 406.34      $   419.41      $  399.84

Canadian:
    Industrial Products Net Selling Price         $      436.28     $ 416.00      $   400.27      $  358.64
    Total Cost Per Ton                            $      438.11     $ 361.94      $   378.92      $  436.02


    U.S. Domestic Shipments                              37,598       38,903          37,528         38,109      152,139

    Revenues                                      $      15,901     $ 16,463      $   15,066      $  15,077   $   62,507
    Costs                                                15,414       15,808          15,740         15,237       62,199
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         488     $    655      $     (674)     $    (160)  $      308
    Gross Profit Margin                                    3.1%         4.0%           -4.5%           -1.1%        0.5%


    Canadian Shipments                                   11,632        8,008           6,053          5,011       30,704

    Revenues                                      $       5,075     $  3,331      $    2,423      $   1,797   $   12,626
    Costs                                                 5,096        2,898           2,294          2,185       12,473
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         (21)    $    433      $      129      $    (388)  $      153
    Gross Profit Margin                                   -0.4%        13.0%            5.3%         -21.6%         1.2%


    Total Industrial Shipments                           49,230       46,911          43,581         43,120      182,842
    Total Industrial Revenues                     $      20,976     $ 19,794      $   17,489      $  16,874   $   75,133
    Total Industrial Costs                               20,510       18,706          18,034         17,422       74,672
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         467     $  1,088      $     (545)     $    (548)  $      462
    Gross Profit Margin                                    2.2%         5.5%           -3.1%          -3.2%         0.6%

Other:
Assumptions:
    Tolling Selling Volume                                7,310        6,112           6,996          3,502       23,919
    Tolling Net Selling Price                     $      192.41     $ 301.21      $   265.91      $  138.15
    Tolling Other Cost/Ton                        $      148.25     $ 151.04      $    73.78      $  139.00

    Revenues                                      $       1,406     $  1,841      $    1,860      $     484   $    5,591
    Costs                                                 1,084          923             516            487        3,010
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         323     $    918      $    1,344      $      (3)  $    2,582
    Gross Profit Margin                                   23.0%        49.9%           72.3%          -0.6%        46.2%


    Consolidated Volume                                 244,198      225,320         230,633        186,841      886,991
    Consolidated Net Sales                        $     153,474     $134,561      $  135,877      $ 104,693   $  528,606
    Consolidated Gross Profit                            32,339       32,231          27,760         15,639      107,970
    Consolidated Gross Profit Margin                      21.1%        24.0%           20.4%          14.9%        20.4%

    Start-Up                                              1,064           37               -              -        1,101

    Canadian Depreciation                                 1,258        1,240           1,206          1,175        4,879

    Selling, General & Administrative                     6,454        7,859           7,056          7,555       28,924

    Interest Expense (Net)                                  657          934             797            702        3,090

    Income (Loss) Before Income Taxes                    22,906       22,161          18,701          6,207       69,975

    Taxes                                                 7,882        7,731           6,344          2,288       24,245

    Tax Effected Discontinued DOM Operations             11,197            -               -              -       11,197

    Tax Effected Restructuring Charge                         -            -               -          5,594        5,594

    Tax Effected Transaction Costs                            -            -             898              -          898
                                              --------------------------------------------------------------------------
    Net Income                                    $       3,827     $ 14,430      $   11,459      $  (1,675)  $   28,041
                                              ==========================================================================
    EPS                                           $        0.11     $   0.42      $     0.34      $   (0.05)  $     0.82
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,574,692   34,590,068      34,181,324     32,805,819

                                                      3/31/2000    6/30/2000       9/30/2000     12/31/2000        Total
                                             ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            770          842             981           1076
       Import Market Share (Estimate)                     28.0%        30.7%           30.3%          34.8%
       Inventory Change (Estimate)                      101,000      120,000          81,000        133,602      435,602

    Energy Net Selling Price                      $      612.40     $ 631.17      $   673.20      $  684.34
    Total Cost/Ton                                $      561.12     $ 554.01      $   570.81      $  577.07


Canadian:
       Rig Count                                            469          216             313            380
       Total OCTG Shipments (Estimate)                  196,528      156,630         172,598        212,801      738,557
       OCTG Import Market Share (Estimate)                38.0%        36.0%           31.0%          39.0%
       OCTG Inventory Change (Estimate)                  13,548       13,973         (12,943)       (11,321)       3,257

    Energy Net Selling Price                      $      747.34     $ 710.55      $   703.97      $  673.51
    Total Cost/Ton                                $      570.97     $ 565.74      $   597.70      $  530.39


    U.S. Domestic Shipments                              79,948       84,935          92,268         84,459      341,610

    Revenues                                      $      48,960     $ 53,608      $   62,115      $  57,804   $  222,487
    Costs                                                44,860       47,055          52,668         48,739      193,321
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       4,100     $  6,553      $    9,447      $   9,065   $   29,166
    Gross Profit Margin                                    8.4%        12.2%           15.2%          15.7%        13.1%


    Canadian Shipments                                   81,994       67,253          70,181        105,664      325,092

    Revenues                                      $      58,868     $ 47,787      $   49,405      $  71,167   $  227,227
    Costs                                                46,816       38,047          41,947         56,043      182,854
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      12,051     $  9,739      $    7,458      $  15,123   $   44,373
    Gross Profit Margin                                   20.5%        20.4%           15.1%          21.3%        19.5%


    Total Energy Shipments                              161,942      152,188         162,449        190,123      666,702
    Total Energy Revenues                         $     107,828     $101,395      $  111,520      $ 128,970   $  449,714
    Total Energy Costs                                   91,677       85,102          94,615        104,782      376,175
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      16,152     $ 16,293      $   16,906      $  24,189   $   73,538
    Total Energy Gross Profit Margin                      15.0%        16.1%           15.2%          18.8%        16.4%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      448.52     $ 462.26      $   467.29      $  444.05
    Total Cost Per Ton                            $      419.83     $ 437.92      $   445.79      $  428.90

Canadian:
    Industrial Products Net Selling Price         $      467.62     $ 499.22      $   445.74      $  473.58
    Total Cost Per Ton                            $      459.37     $ 399.97      $   449.54      $  463.24

    U.S. Domestic Shipments                              40,199       35,778          36,115         44,988      157,080

    Revenues                                      $      18,030     $ 16,539      $   16,876      $  19,977   $   71,422
    Costs                                                16,877       15,668          16,100         19,295       67,940
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,153     $    871      $      776      $     682   $    3,482
    Gross Profit Margin                                    6.4%         5.3%            4.6%           3.4%         4.9%


    Canadian Shipments                                   11,760       10,231           9,869          9,144       41,004

    Revenues                                      $       5,499     $  5,107      $    4,399      $   4,331   $   19,337
    Costs                                                 5,402        4,092           4,436          4,236       18,167
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          97     $  1,015      $      (37)     $      95   $    1,170
    Gross Profit Margin                                    1.8%        19.9%           -0.8%           2.2%         6.0%

    Total Industrial Shipments                           51,959       46,009          45,984         54,132      198,084
    Total Industrial Revenues                     $      23,529     $ 21,646      $   21,276      $  24,308   $   90,759
    Total Industrial Costs                               22,279       19,760          20,536         23,531       86,107
                                              --------------------------------------------------------------------------
    Total Industril Gross Profit                  $       1,250     $  1,886      $      739      $     777   $    4,652
    Total Gross Profit Margin                              5.3%         8.7%            3.5%           3.2%         5.1%

Other:
Assumptions:
    Tolling Selling Volume                                7,907        1,842           5,437         11,258       26,444
    Tolling Net Selling Price                     $      149.55     $ 170.20      $   217.76      $  155.77
    Tolling Other Cost/Ton                        $      113.26     $ 149.03      $   143.51      $   92.44


    Revenues                                      $       1,183     $    314      $    1,184      $   1,753   $    4,433
    Costs                                                   896          275             780          1,041        2,991
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         287     $     39      $      404      $     713   $    1,442
    Gross Profit Margin                                   24.3%        12.4%           34.1%          40.6%        32.5%


    Consolidated Volume                                 221,808      200,039         213,870        255,513      891,230
    Consolidated Net Sales                        $     132,540     $123,335      $  133,980      $ 155,032   $  544,906
    Consolidated Gross Profit                            17,643       18,255          18,057         25,680       79,632
    Consolidated Gross Profit Margin                      13.3%        14.8%           13.5%          16.6%        14.6%

    Start-Up                                                  -            -             615           (348)         267

    Canadian Depreciation                                 1,159        1,145           1,249          1,259        4,812

    Selling, General & Administrative                     5,678        6,428           6,090          6,973       25,169

    Interest Expense (Net)                                  549          839             731          1,023        3,142

    Standard Selling Volume                              10,256        9,844           9,372         16,772       46,243

    Taxes                                                 4,099        3,460           3,077          6,097       16,733

    Tax Effected Discontinued DOM Operations                604          160             566            790        2,120

    Tax Effected Transaction Costs                            -            -           9,436              -        9,436

    Tax Effected Inventory Reserve
    Adjustments                                               -            -           1,391              -        1,391
                                              --------------------------------------------------------------------------
    Net Income                                    $       5,553     $  6,224      $   (5,098)     $   9,886   $   16,563
                                              ==========================================================================
    EPS                                           $        0.16     $   0.18      $    (0.15)     $    0.29   $     0.48
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,486,696   34,596,811      33,674,011     34,477,166

                                                      3/31/1999    6/30/1999       9/30/1999     12/31/1999        Total
                                             ---------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            554          524             649            775
       Import Market Share (Estimate)                      9.2%         8.6%            7.1%          17.0%
       Inventory Change (Estimate)                      (66,000)     (79,377)        (24,000)        15,000     (154,377)

    Energy Net Selling Price                      $      552.36     $ 529.37      $   526.07      $  554.64
    Total Cost/Ton                                $      623.42     $ 548.36      $   512.60      $  528.45


Canadian:
       Rig Count                                            290          104             253            337
       Total OCTG Shipments (Estimate)                   80,358       62,611         135,694        184,968      463,632
       OCTG Import Market Share (Estimate)                26.0%        37.0%           30.0%          40.0%
       OCTG Inventory Change (Estimate)                 (24,548)     (25,945)          1,432         54,574        5,512

    Energy Net Selling Price                      $      682.16     $ 655.71      $   639.01      $  653.20
    Total Cost/Ton                                $      578.61     $ 559.15      $   550.99      $  538.77



    U.S. Domestic Shipments                              30,243       47,413          66,662         89,450      233,768

    Revenues                                      $      16,705     $ 25,099      $   35,069      $  49,612   $  126,485
    Costs                                                18,854       25,999          34,171         47,270      126,294
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      (2,149)    $   (900)     $      898      $   2,342   $      191
    Gross Profit Margin                                  -12.9%        -3.6%            2.6%           4.7%         0.2%


    Canadian Shipments                                   35,751       22,891          47,022         82,425      188,089

    Revenues                                      $      24,388     $ 15,010      $   30,048      $  53,840   $  123,285
    Costs                                                20,686       12,800          25,909         44,408      103,802
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,702     $  2,210      $    4,139      $   9,432   $   19,483
    Gross Profit Margin                                   15.2%        14.7%           13.8%          17.5%        15.8%

    Total Energy Shipments                               65,994       70,304         113,684        171,875      421,857
    Total Energy Revenues                         $      41,093     $ 40,109      $   65,116      $ 103,452   $  249,770
    Total Energy Costs                                   39,540       38,799          60,080         91,678      230,097
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $       1,553     $  1,310      $    5,037      $  11,774   $   19,673
    Total Energy Gross Profit Margin                       3.8%         3.3%            7.7%          11.4%         7.9%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      433.35     $ 418.92      $   437.57      $  436.67
    Total Cost Per Ton                            $      399.11     $ 381.93      $   395.42      $  414.07


Canadian:
    Industrial Products Net Selling Price         $      477.55     $ 462.48      $   450.11      $  456.95
    Total Cost Per Ton                            $      475.03     $ 455.28      $   472.03      $  438.02



    U.S. Domestic Shipments                              37,829       37,131          37,804         40,351      153,115

    Revenues                                      $      16,393     $ 15,555      $   16,542      $  17,620   $   66,110
    Costs                                                15,098       14,181          14,948         16,708       60,936
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,295     $  1,373      $    1,593      $     912   $    5,175
    Gross Profit Margin                                    7.9%         8.8%            9.6%           5.2%         7.8%


    Canadian Shipments                                    5,723        8,624          12,329         11,457       38,133

    Revenues                                      $       2,733     $  3,989      $    5,550      $   5,235   $   17,507
    Costs                                                 2,719        3,926           5,820          5,018       17,483
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          15     $     63      $     (270)     $     217   $       24
    Gross Profit Margin                                    0.5%         1.6%           -4.9%           4.1%         0.1%


    Total Industrial Shipments                           43,552       45,755          50,133         51,808      191,248
    Total Industrial Revenues                     $      19,127     $ 19,544      $   22,092      $  22,855   $   83,617
    Total Industrial Costs                               17,816       18,108          20,768         21,726       78,419
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,310     $  1,436      $    1,323      $   1,129   $    5,199
    Total Industrial Gross Profit Margin                   6.9%         7.3%            6.0%           4.9%         6.2%

Other:
Assumptions:
    Tolling Selling Volume                                    -            -           3,642          5,984        9,626
    Tolling Net Selling Price                     $           -     $      -      $   148.65      $  144.44
    Tolling Other Cost/Ton                        $           -     $      -      $   115.74      $  114.83

    Revenues                                      $          (2)    $      -      $      541      $     864   $    1,403
    Costs                                                  (189)           -             422            687          920
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         186     $      -      $      120      $     177   $      484
    Gross Profit Margin                                -7616.8%         0.0%           22.1%          20.5%        34.5%


    Consolidated Volume                                 109,546      116,059         167,459        229,667      622,731
    Consolidated Net Sales                        $      60,217     $ 59,652      $   87,749      $ 127,172   $  334,791
    Consolidated Gross Profit                             3,049        2,746           6,480         13,080       25,355
    Consolidated Gross Profit Margin                       5.1%         4.6%            7.4%          10.3%         7.6%

    Start-Up                                              1,231          826             967              1        3,024

    Canadian Depreciation                                   629        1,108           1,124          1,211        4,072

    Selling, General & Administrative                     5,322        4,995           5,127          7,232       22,676

    Interest Expense (Net)                                  433          447             601            257        1,738

    Income (Loss) Before Income Taxes                    (4,565)      (4,629)         (1,339)         4,379       (6,154)

    Taxes                                                (1,497)      (1,309)            103          2,130         (574)

    Tax Effected Discontinued DOM Operations                  -            -               -            687          687
                                              --------------------------------------------------------------------------
    Net Income                                    $      (3,068)    $ (3,320)     $   (1,442)     $   1,563   $   (6,267)
                                              ==========================================================================
    EPS                                           $       (0.10)    $  (0.11)     $    (0.05)     $    0.05   $    (0.21)
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,159,971   31,159,971      31,160,536     34,248,990

                                                      3/31/1998    6/30/1998       9/30/1998     12/31/1998        Total
                                              --------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            968          864             796            692
       Import Market Share (Estimate)                     19.9%        17.5%           21.3%          11.3%
       Inventory Change (Estimate)                       65,000       83,343         (70,000)      (153,000)     (74,657)

    Energy Net Selling Price                      $      719.97     $ 708.42      $   662.05      $  614.95
    Total Cost/Ton                                $      617.11     $ 636.79      $   632.95      $  637.22

Canadian:
       Rig Count                                            459          174             205            201
       Total OCTG Shipments (Estimate)                  222,997      102,515          97,003         84,106      506,622
       OCTG Import Market Share (Estimate)                34.0%        32.0%           31.0%          23.0%
       OCTG Inventory Change (Estimate)                  64,454        2,197         (26,636)       (16,140)      22,993

    Energy Net Selling Price                      $      774.31     $ 762.86      $   716.06      $  684.78
    Total Cost/Ton                                $      617.46     $ 591.29      $   568.46      $  561.67


    U.S. Domestic Shipments                              69,045       51,849          47,587         40,640      209,121

    Revenues                                      $      49,710     $ 36,731      $   31,505      $  24,992   $  142,937
    Costs                                                42,609       33,017          30,120         25,897      131,643
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       7,102     $  3,714      $    1,384      $    (905)  $   11,295
    Gross Profit Margin                                   14.3%        10.1%            4.4%          -3.6%         7.9%


    Canadian Shipments                                   52,139       25,784          28,100         36,255      142,278

    Revenues                                      $      40,372     $ 19,670      $   20,121      $  24,827   $  104,989
    Costs                                                32,194       15,246          15,974         20,363       83,777
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       8,178     $  4,424      $    4,148      $   4,464   $   21,213
    Gross Profit Margin                                   20.3%        22.5%           20.6%          18.0%        20.2%

    Total Energy Shipments                              121,184       77,633          75,687         76,895      351,399
    Total Energy Revenues                         $      90,082     $ 56,400      $   51,626      $  49,818   $  247,927
    Total Energy Costs                                   74,802       48,263          46,094         46,260      215,419
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      15,280     $  8,138      $    5,532      $   3,558   $   32,508
    Total Energy Gross Profit Margin                      17.0%        14.4%           10.7%           7.1%        13.1%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      494.04     $ 482.79      $   477.98      $  458.79
    Total Cost Per Ton                            $      417.55     $ 435.21      $   427.11      $  413.43

Canadian:
    Industrial Products Net Selling Price         $      599.99     $ 556.56      $   502.30      $  487.07
    Total Cost Per Ton                            $      591.15     $ 559.21      $   540.40      $  497.64

    U.S. Domestic Shipments                              42,178       41,134          42,319         35,511      161,142

    Revenues                                      $      20,838     $ 19,859      $   20,268      $  16,332   $   77,297
    Costs                                                17,612       17,902          18,075         14,681       68,269
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,227     $  1,957      $    2,193      $   1,651   $    9,028
    Gross Profit Margin                                   15.5%         9.9%           10.8%          10.1%        11.7%


    Canadian Shipments                                    5,409        5,333           4,814          5,735       21,291

    Revenues                                      $       3,245     $  2,968      $    2,418      $   2,794   $   11,425
    Costs                                                 3,198        2,982           2,601          2,854       11,635
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          48     $    (14)     $     (183)     $     (60)  $     (210)
    Gross Profit Margin                                    1.5%        -0.5%           -7.6%          -2.2%        -1.8%

    Total Industrial Shipments                           47,587       46,467          47,133         41,246      182,433
    Total Industrial Revenues                     $      24,083     $ 22,827      $   22,686      $  19,126   $   88,722
    Total Industrial Costs                               20,809       20,884          20,676         17,535       79,905
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       3,274     $  1,943      $    2,010      $   1,590   $    8,818
    Total Industrial Gross Profit Margin                  13.6%         8.5%            8.9%           8.3%         9.9%

Other:
Assumptions:
    Tolling Selling Volume                                8,892        3,516           2,804          2,339       17,551
    Tolling Net Selling Price                     $      149.01     $ 157.11      $   146.11      $  154.35
    Tolling Other Cost/Ton                        $      109.99     $ 131.03      $   120.95      $  114.97


    Revenues                                      $       1,325     $    552      $      410      $     361   $    2,648
    Costs                                                   978          461             339            269        2,047
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         347     $     92      $       71      $      92   $      601
    Gross Profit Margin                                   26.2%        16.6%           17.2%          25.5%        22.7%


    Consolidated Volume                                 177,663      127,616         125,624        120,480      551,383
    Consolidated Net Sales                        $     115,490     $ 79,780      $   74,722      $  69,305   $  339,297
    Consolidated Gross Profit                            18,901       10,172           7,613          5,241       41,927
    Consolidated Gross Profit Margin                      16.4%        12.8%           10.2%           7.6%        12.4%

    Start-Up                                                  -            -               -          1,465        1,465

    Canadian Depreciation                                   621          601             546            614        2,383

    Selling, General & Administrative                     4,287        4,675           6,847          4,672       20,482

    Interest Expense (Net)                                  153          459             515            411        1,537

    Income Before Income Taxes                           13,840        4,437            (295)        (1,921)      16,060

    Taxes                                                 4,892        1,529            (394)          (331)       5,696
                                              --------------------------------------------------------------------------
    Net Income                                    $       8,948     $  2,907      $       99      $  (1,590)  $   10,365
                                              ==========================================================================
    EPS                                           $        0.28     $   0.09      $     0.00      $   (0.05)  $     0.33
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,678,128   31,632,488      31,399,074     31,159,971

                                                      3/31/1997    6/30/1997       9/30/1997     12/31/1997        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            853          933             992            997
       Import Market Share (Estimate)                    19.43%       17.35%          19.52%         18.88%
       Inventory Change (Estimate)                       72,000      173,000          35,000         69,000      349,000

    Energy Net Selling Price                      $      658.14     $ 670.46      $   691.03      $  705.75
    Total Cost/Ton                                $      582.52     $ 579.68      $   564.37      $  590.42


Canadian:
       Rig Count                                            395          255             398            451
       Total OCTG Shipments (Estimate)                  196,211      148,812         212,746        251,327      809,096
       OCTG Import Market Share (Estimate)                31.0%        24.0%           23.0%          32.0%
       OCTG Inventory Change (Estimate)                   2,315       21,495           3,638         37,148       62,281

    Energy Net Selling Price                      $      775.53     $ 760.00      $   763.17      $  755.87
    Total Cost/Ton                                $      596.52     $ 591.61      $   594.74      $  580.53



    U.S. Domestic Shipments                              75,090       85,569          96,918         94,767      352,344

    Revenues                                      $      49,418     $ 57,370      $   66,973      $  66,882   $  240,644
    Costs                                                43,741       49,603          54,698         55,952      203,994
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       5,677     $  7,768      $   12,275      $  10,930   $   36,650
    Gross Profit Margin                                   11.5%        13.5%           18.3%          16.3%        15.2%


    Canadian Shipments                                   78,017       63,949          72,687         86,271      300,924

    Revenues                                      $      60,505     $ 48,601      $   55,473      $  65,210   $  229,788
    Costs                                                46,539       37,833          43,230         50,083      177,685
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      13,966     $ 10,768      $   12,243      $  15,127   $   52,104
    Gross Profit Margin                                   23.1%        22.2%           22.1%          23.2%        22.7%

    Total Energy Shipments                              153,107      149,518         169,605        181,038      653,268
    Total Energy Revenues                         $     109,923     $105,971      $  122,446      $ 132,092   $  470,432
    Total Energy Costs                                   90,280       87,436          97,927        106,035      381,678
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      19,642     $ 18,536      $   24,518      $  26,057   $   88,754
    Total Energy Gross Profit Margin                      17.9%        17.5%           20.0%          19.7%        18.9%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      496.67     $ 500.52      $   497.34      $  498.19
    Total Cost Per Ton                            $      439.04     $ 441.89      $   447.56      $  425.91

Canadian:
    Industrial Products Net Selling Price         $      659.27     $ 643.69      $   639.00      $  586.65
    Total Cost Per Ton                            $      564.99     $ 596.69      $   550.81      $  504.02

    U.S. Domestic Shipments                              34,972       34,561          36,813         39,342      145,688

    Revenues                                      $      17,370     $ 17,298      $   18,308      $  19,600   $   72,577
    Costs                                                15,354       15,272          16,476         16,756       63,858
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       2,016     $  2,026      $    1,833      $   2,844   $    8,718
    Gross Profit Margin                                   11.6%        11.7%           10.0%          14.5%        12.0%


    Canadian Shipments                                    7,636        7,648           6,826          6,038       28,148

    Revenues                                      $       5,034     $  4,923      $    4,362      $   3,542   $   17,861
    Costs                                                 4,314        4,563           3,760          3,043       15,681
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         720     $    359      $      602      $     499   $    2,180
    Gross Profit Margin                                   14.3%         7.3%           13.8%          14.1%        12.2%


    Total Industrial Shipments                           42,608       42,209          43,639         45,380      173,836
    Total Industrial Revenues                     $      22,404     $ 22,221      $   22,670      $  23,142   $   90,437
    Total Industrial Costs                               19,668       19,836          20,236         19,799       79,539
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       2,735     $  2,386      $    2,435      $   3,343   $   10,898
    Total Industrial Gross Profit Margin                  12.2%        10.7%           10.7%          14.4%        12.1%

Other:
Assumptions:
    Tolling Selling Volume                               11,546        5,358          12,024         14,029       42,957
    Tolling Net Selling Price                     $      161.00     $ 163.18      $   152.95      $  144.07
    Tolling Other Cost/Ton                        $       96.10     $ 103.39      $    98.21      $   82.61

    Revenues                                      $       1,859     $    874      $    1,839      $   2,021   $    6,594
    Costs                                                 1,110          554           1,181          1,159        4,003
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         749     $    320      $      658      $     862   $    2,590
    Gross Profit Margin                                   40.3%        36.6%           35.8%          42.7%        39.3%


    Consolidated Volume                                 207,261      197,085         225,268        240,447      870,061
    Consolidated Net Sales                        $     134,186     $129,067      $  146,955      $ 157,255   $  567,463
    Consolidated Gross Profit                            23,127       21,242          27,611         30,262      102,242
    Consolidated Gross Profit Margin                      17.2%        16.5%           18.8%          19.2%        18.0%

    Start-Up                                                  -            -               -              -            -

    Canadian Depreciation                                   682          691             689            693        2,755

    Selling, General & Administrative                     4,546        4,918           6,225          4,593       20,281

    Interest Expense (Net)                                  376          372             431            192        1,372

    Income Before Income Taxes                           17,523       15,260          20,266         24,785       77,834

    Taxes                                                 6,097        5,329           7,655          8,990       28,072
                                              --------------------------------------------------------------------------
    Net Income                                    $      11,426     $  9,931      $   12,611      $  15,794   $   49,763
                                              ==========================================================================
    EPS                                           $        0.37     $   0.32      $     0.40      $    0.50   $     1.58
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,026,716   31,393,506      31,538,496     31,856,310


This historical financial information is for analytical purposes only. The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis

     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis

     o Canadian depreciation is presented separately instead of included in gross profit